EXHIBIT 10.2
------------
(Carlyle-XIV)



              AMENDMENT TO AGREEMENT OF PURCHASE AND SALE



     AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this "Amendment") made as of the 17th day of September, 1999, by and between Progress Partners, a New York general partnership ("SELLER") and Paramount Group, Inc., a Delaware corporation ("BUYER").

     Reference is made to that certain Agreement of Purchase and Sale made as of the 27th day of July, 1999, by and between Seller, as seller, and Buyer, as buyer (the "AGREEMENT"). All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to such terms in the Agreement.

     For Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, the parties hereby agree to reduce the Purchase Price and otherwise amend the Agreement as follows:

     1.    The Purchase Price shall be One Hundred Sixty-Five Million
Eight hundred Thousand Dollars ($165,800,000.00), subject to prorations and adjustments as provided in the Agreement.

     2.    Buyer hereby waives any termination rights available under
Section 9 (c) and/or Section 9 (d) of the Agreement.

     Except as expressly modified hereby, the Agreement remains in full force and effect and is hereby ratified and confirmed. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute a single instrument.

     IN WITNESS WHEREOF, Seller and Buyer have duly executed this Amendment as of the day and year first above written.


SELLER:                                BUYER:

PROGRESS PARTNERS, a New York          PARAMOUNT GROUP, INC.
general partnership                    A Delaware Corporation

By:  900 3RD AVENUE ASSOCIATES,
     a General Partner                 By:   _______________________
                                             Name: ALBERT BEHLER
                                             Title:  PRESIDENT


By:  Carlyle Real Estate Limited
     Partnership - XIV, a General Partner

     By:  JMB Realty Corporation,
           the Corporate General Partner


           By:   /s/ Andrea Pauls Backman
                 ------------------------------
                 Name:  Andrea Pauls Backman
                 Title: Senior Vice President


By:  Carlyle Real Estate Limited
     Partnership - XV, a General Partner

     By:  JMB Realty Corporation,
           the Corporate General Partner

           By:   /s/ Andrea Pauls Backman
                 ------------------------------
                 Name:  Andrea Pauls Backman
                 Title: Senior Vice President